THE ADVISORS’ INNER CIRCLE FUND III

Strategas Global Policy Opportunities ETF

Strategas Macro Thematic Opportunities ETF

(each, a “Fund” and together, the “Funds”)

Supplement dated May 3, 2022

to the Funds’ Summary Prospectuses (the “Summary Prospectuses”)

and Prospectus (the “Prospectus”),

each dated January 19, 2022

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and Prospectus, and should be read in conjunction with the Summary Prospectuses and Prospectus.

Effective immediately, the Summary Prospectuses and Prospectus are hereby amended and supplemented as follows:

1.	The following disclosure is hereby added to the “Principal Risks” section of each Summary Prospectus, and the corresponding sections of the Prospectus:

Shareholder Concentration Risk — A large percentage of the Fund’s shares are held by a small number of shareholders, including persons and entities related to the Adviser. A large redemption by one or more of these shareholders could materially increase the Fund’s transaction costs, which would negatively impact the Fund’s performance and could cause adverse tax consequences for the remaining shareholders of the Fund.

2.	The following disclosure is hereby added to the “More Information about Risk” section of the Prospectus:

Shareholder Concentration Risk (Both Funds) – A large percentage of each Fund’s shares are held by a small number of shareholders, including persons and entities related to the Adviser. A large redemption by one or more of these shareholders could materially increase a Fund’s transaction costs, which would negatively impact the Fund’s performance and could cause adverse tax consequences for the remaining shareholders of the Fund.

Please retain this supplement for future reference.

STR-SK-001-0100